Rule 497(e);
                                         "Rule 482 Ad";
                                     Reg. No. 33-86006;
                                               811-8850

[graphic depicting three people watching a horse race, talking about ICAP; the jockey riding the horse and the horse overhear the discussion and question what "ICAP"
                          is]

                   The Secret's Out

The exclusive methods and knowledge of Institutional
Capital Corporation (ICAP), long the province of only major institutions, are now available through the ICAP
Funds.

ICAP was founded in 1970 as an investment management firm dedicated to the unique needs of institutional investors. ICAP continues to manage money for some of the world's largest corporations and institutions and is now offering a family of no-load mid to large cap equity mutual funds as well.

These mutual funds are based on ICAP's institutional investment strategy and offer the opportunity for the individual investor to seek the same performance, while minimizing risk, that ICAP has delivered to its institutional clients. As a matter of fact, two of our funds have recently received the coveted five star rating from Morningstar*, Inc. The secret is out, indeed.

                    [I C A P Logo]

                Family of Mutual Funds
    Institutional Clout For The Individual Investor

Be sure to see Rob Lyon, President and Chief Investment
Officer of ICAP on Wall $treet Week With Louis
Rukeyser, Friday, April 10th, 1998. The program airs at 8:30 p.m. Eastern/Pacific time and 7:30 p.m. Central time on the PBS Television Network. (Times may vary.
Check your local listings for station and time.)

For more information contact your financial advisor or call 1-888-221-ICAP(4227). www.icapfunds.com Please read the prospectus carefully before investing.


*Morningstar proprietary ratings reflect risk-adjusted performance as of 2/28/98. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the funds' three-, five-, and ten-year average annual returns (if applicable) in excess of 90 day
Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below
90-day T-bill returns. The ICAP Equity Portfolio and the ICAP Discretionary Equity Portfolio each received five stars for the 3-year rating period. 10% of the funds in a category receive 5 stars. The funds were rated among 2,383 Domestic Equity Funds for the 3-year period. [copyright symbol] 1998 Institutional Capital
Corporation